Exhibit 10.2

                              GEOWASTE INCORPORATED

                             1996 STOCK OPTION PLAN

                                TABLE OF CONTENTS
                                                                            Page

Section 1.    PURPOSE .......................................................3

Section 2.    DEFINITIONS ...................................................3
        2.1.  Board .........................................................3
        2.2.  Change in Control .............................................3
        2.3.  Code ..........................................................4
        2.4.  Committee .....................................................4
        2.5.  Director ......................................................4
        2.6.  Fair Market Value .............................................4
        2.7.  ISO ...........................................................4
        2.8.  Key Employee ..................................................4
        2.9.  1933 Act  .....................................................5
        2.10.  Non-ISO ......................................................5
        2.11.  Option .......................................................5
        2.12.  Option Certificate ...........................................5
        2.13.  Option Holder ................................................5
        2.14.  Option Price .................................................5
        2.15.  Parent Corporation ...........................................5
        2.16.  Plan .........................................................5
        2.17.  Rule 16b-3 ...................................................5
        2.18.  Stock ........................................................5
        2.19.  Subsidiary ...................................................5
        2.20.  Ten Percent Shareholder ......................................5

Section 3.    SHARES SUBJECT TO OPTIONS .....................................6

Section 4.    EFFECTIVE DATE ................................................6

Section 5.    COMMITTEE .....................................................7

Section 6.    ELIGIBILITY ...................................................7

Section 7.    GRANT OF OPTIONS ..............................................7
        7.1.  Committee Action ..............................................7
        7.2.  $100,000 Limit ................................................8

Section 8.    OPTION PRICE ..................................................9

Section 9.    EXERCISE PERIOD ..............................................10

Section 10.   NONTRANSFERABILITY ...........................................10

Section 11.   SECURITIES REGISTRATION AND RESTRICTIONS .....................11

Section 12.   LIFE OF PLAN .................................................12

Section 13.   ADJUSTMENT ...................................................12

Section 14.   SALE OR MERGER OF GEOWASTE; CHANGE IN CONTROL ................13
        14.1.  Sale or Merger ..............................................13
        14.2.  Change in Control ...........................................13

Section 15.   AMENDMENT OR TERMINATION .....................................14

Section 16.   MISCELLANEOUS ................................................15
        16.1.  No Shareholder Rights .......................................15
        16.2. No Contract of Employment ....................................15
        16.3. Withholding ..................................................15
        16.4. Construction .................................................16
        16.5. Loans ........................................................16
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                                   SECTION 1.
                                     PURPOSE

          The purpose of this Plan is to promote the interests of GeoWaste and its related companies by granting Options to purchase Stock to Key Employees and Directors in order (1) to attract and retain Key Employees and Directors, (2) to provide an additional incentive to each Key Employee and Director to work to increase the value of Stock and (3) to provide each Key Employee and Director with a stake in the future of GeoWaste which corresponds to the stake of each of GeoWaste's shareholders.

                                   SECTION 2.
                                   DEFINITIONS

          Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular.

          2.1. Board -- means the Board of Directors of GeoWaste.

          2.2. Change in Control -- means (a) the acquisition of the power to direct, or to cause the direction, of the management and policies of GeoWaste by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (b) the acquisition, directly or indirectly, of the power to vote 20% or more of the outstanding Stock by a person or persons (other than a person possessing such power on the date t Plan becomes effective or GeoWaste or an employee benefit plan established and maintained by GeoWaste). For purposes of this definition, (i) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government and (ii) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded.

          2.3. Code -- means the Internal Revenue Code of 1986, as amended.

          2.4. Committee -- means a committee which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "Non-Employee Director" under Rule 16b-3 and an "outside director" under Section 162(m) of the Code.

          2.5. Director -- means a member of GeoWaste's Board.

          2.6. Fair Market Value -- means (a) if the Stock is listed on a national securities exchange or quoted in an automated interdealer quotation system, the last sales price or, if unavailable, the average of the closing bid and asked prices per share of the Stock on such date (or, if there was no trading or quotation in the Stock on such date, on the next preceding date on which there was trading or quotation) as provided by one of such organizations; or (b) if the Stock is not listed on a national securities exchange or quoted in an automated interdealer quotation system, as determined by the Board in good faith in its sole discretion.

          2.7. ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of Section 422 of the Code.

          2.8. Key Employee -- means an employee of GeoWaste or any Subsidiary of GeoWaste who, in the judgment of the Committee acting in its absolute discretion, is key to the success of GeoWaste, or a Subsidiary of GeoWaste.

          2.9. 1933 Act -- means the Securities Act of 1933, as amended.

          2.10. Non-ISO -- means an option granted under this Plan to purchase stock which is intended to fail to satisfy the requirements of Section 422 of the Code.

          2.11. Option -- means an ISO or a Non-ISO.

          2.12. Option Certificate -- means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee or Director under this Plan.

          2.13. Option Holder -- means a Director or Key Employee who has been granted an Option under this Plan.

          2.14. Option Price -- means the price to purchase one share of Stock upon the exercise of an Option granted under this Plan.

          2.15. Parent Corporation -- means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) of GeoWaste.

          2.16. Plan -- means this GeoWaste Incorporated 1996 Stock Option Plan effective as of November 18, 1996 and as amended from time to time thereafter.

          2.17. Rule 16b-3 -- means the exemption under Rule 16b-3 to Section 16b of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

          2.18. Stock -- means the $0.10 par value Common Stock of GeoWaste.

2.19. Subsidiary -- means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) of GeoWaste.

          2.20. Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of either GeoWaste, a Subsidiary or a Parent Corporation.

                                   SECTION 3.
                            SHARES SUBJECT TO OPTIONS


          There shall be 1,000,000 shares of Stock reserved for use under this Plan. Such shares of Stock shall be reserved to the extent that GeoWaste deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by GeoWaste. Any shares of Stock subject to an Option which remain unissued after the cancellation or expiration of such Option thereafter shall again become available for use under this Plan, but any shares of Stock used to exercise an Option under Section 7 or to satisfy a withholding obligation under Section 16.3 shall not again be available for use under this Plan.

                                   SECTION 4.
                                 EFFECTIVE DATE

          The effective date of this Plan shall be November 18, 1996, provided GeoWaste's shareholders (acting at a duly called meeting of such shareholders) approve this Plan within twelve (12) months after the date the Board adopts this Plan and such approval satisfies the requirements for shareholder approval under
Section 422 of the Code and any other applicable law. Any Option granted before such shareholder approval automatically shall be granted subject to such approval.

                                   SECTION 5.
                                    COMMITTEE

          This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on GeoWaste, on each affected Key Employee and Director and on each other person directly or indirectly affected by such action.

                                   SECTION 6.
                                   ELIGIBILITY

          Only Key Employees and Directors shall be eligible for the grant of Options under this Plan.

                                   SECTION 7.
                                GRANT OF OPTIONS

          7.1. Committee Action. The Committee acting in its absolute discretion shall grant Options to Key Employees and Directors under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for the cancellation of outstanding Options which have a higher or lower Option Price; provided, however, no ISO shall be granted to a Director or Key Employee unless he or she is employed by GeoWaste or a Subsidiary and no Option shall be granted in any calendar year to any Key Employee for more than 250,000 shares of Stock. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall

          (a) specify whether the Option is an ISO or Non-ISO, and

          (b) incorporate such other terms and conditions as the Committee acting in its absolute discretion deems consistent with the terms of this Plan, including (without limitation) a limitation on the number of shares subject to the Option which first become exercisable during any particular period. If the Committee grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO.

          7.2. $100,000 Limit. The aggregate Fair Market Value of the shares of Stock subject to ISOs granted to a Key Employee and other incentive stock options (which satisfy the requirements under Section 422 of the Code) granted to such Key Employee under any other stock option plan adopted by GeoWaste, a Subsidiary or a Parent Corporation which first become exercisable in any calendar year shall not exceed $100,000. Such Fair Market Value figure shall be determined by the Committee on the date the ISO or other incentive stock option is granted. The Committee shall interpret and administer the limitation set forth in this Section 7.2 in accordance with ? 422(d) of the Code, and the Committee shall treat this Section 7.2 as in effect only for those periods for which Section 422(d) of the Code is in effect.

                                   SECTION 8.
                                  OPTION PRICE

          The Option Price for each share of Stock subject to an ISO shall be no less than the Fair Market Value of a share of Stock on the date the ISO is granted or, if the ISO is granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date the ISO is granted. On the other hand, the Option Price for a Non-ISO may be less than the Fair Market Value of a sh of Stock on the date the Non-ISO is granted but shall under no circumstances be less than adequate consideration (as determined by the Board) for such a share. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee may provide for the payment of the Option Price either in cash or in Stock or in any combination of cash and such Stock. If an Option Certificate allows the payment of the Option Price in whole or in part in Stock, such payment shall be made in Stock acceptable to the Committee. The Committee may also (in its discretion) allow an Option Holder or Director to pay such Option Price (in whole or in part) by electing that GeoWaste withhold shares of Stock (that otherwise would be transferred to such Option Holder as a result of the exercise of such Option) to the extent that he or she elects to pay such Option Price through such withheld shares of Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or the date the Stock is treated by the Committee as withheld from the exercise of the Option.

                                   SECTION 9.
                                 EXERCISE PERIOD

          Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earliest of the (1) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Option Holder is a Ten Percent Shareholder on the date the Option is granted, or (2) the date which is the tenth anniversary of the date such Option is granted, if such Option is granted to a Option Holder who is not a Ten Percent Shareholder on the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of an Option Holder has terminated for any reason whatsoever, including death or disability.

                                   SECTION 10.
                               NONTRANSFERABILITY

          An Option granted under this Plan shall not be transferable by an Option Holder other than by will or by the laws of descent and distribution, and such Option shall be exercisable during an Option Holder's lifetime only by the Option Holder. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Option Holder.

                                   SECTION 11.
                    SECURITIES REGISTRATION AND RESTRICTIONS

          Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise of an Option, the Option Holder shall, if so requested by GeoWaste, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by GeoWaste, shall deliver to GeoWaste a written statement satisfactory to GeoWaste to that effect. Each Option Certificate also shall provide that, if so requested by GeoWaste, the Optio Holder shall make a written representation to GeoWaste that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to GeoWaste an opinion in form and substance satisfactory to GeoWaste of legal counsel satisfactory to GeoWaste that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option may at the discretion of GeoWaste bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to GeoWaste of legal counsel satisfactory to GeoWaste that such registration is not required.

                                   SECTION 12.
                                  LIFE OF PLAN

          No Option shall be granted under this Plan on or after the earlier of
(a) the tenth anniversary of the effective date of this Plan, in which event this Plan shall continue in effect thereafter until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or (b) the date on which all of the Stock reserved under Section 3 of this Plan has (as a result of the exercise of Options) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                   SECTION 13.
                                   ADJUSTMENT

          The number of shares of Stock reserved under Section 3 of this Plan and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of GeoWaste, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Section 424(a) of the Code) the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code which provides for the substitution or assumption of such Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

                                   SECTION 14.
                  SALE OR MERGER OF GEOWASTE; CHANGE IN CONTROL

          14.1. Sale or Merger. If GeoWaste agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then unexercised Option at t direction and discretion of the Committee (a) may be cancelled unilaterally by the Committee as of the date before the effective date of such transaction in exchange the number of whole shares of Stock (and cash in lieu of fractional shares), if any, equal to the difference between the Option Price for the unexercised shares and Fair Market Value of such shares or
(b) may be cancelled if the Option Price equals or exceeds the Fair Market Value of a share of Stock on such date.

          14.2. Change in Control. If a Change in Control of GeoWaste occurs, then all Options that are outstanding and unexercised as of the date of such Change in Control shall be fully vested as of such date.

                                   SECTION 15.
                            AMENDMENT OR TERMINATION

          This Plan may be amended by the Committee from time to time to the extent that the Committee deems necessary or appropriate; provided, however, no such amendment shall be made absent the proper approval of the shareholders of GeoWaste (a) to increase the number of shares reserved under Section 3, (b) to extend the maximum life of the Plan under Section 12 or the maximum exercise period under Section 9, (c) to decrease the minimum option price under Section 8 or (d) to change the class of employees eligible for Options under Section 6. The Committee also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Committee shall not have the right unilaterally to modify, amend or cancel any Option or granted before such suspension or termination unless (1) the Option Holder consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of GeoWaste or a transaction described in
Section 13 or Section 14 of this Plan.

                                   SECTION 16.
                                  MISCELLANEOUS

          16.1. No Shareholder Rights. No Option Holder shall have any rights as a shareholder of GeoWaste as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Option Holder.

          16.2. No Contract of Employment. The grant of an Option to a Key Employee or Director under this Plan shall not constitute a contract of employment and if the Option Holder is an Employee, shall not confer on such Option Holder any rights upon his or her termination of employment with GeoWaste in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

          16.3. Withholding. Each Option grant shall be made subject to the condition that the Option Holder consents to whatever action the Committee directs to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to the exercise of any Option granted to him or her. The Committee also shall have the right to provide in an Option Certificate that an Option Holder may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan.

          16.4. Construction. This Plan shall be construed under the laws of the State of Delaware.

          16.5. Loans. If approved by the Committee, GeoWaste may lend money or guarantee loans by third parties to any Option Holder to finance the exercise of any Option granted under this Plan.

          IN WITNESS WHEREOF, GeoWaste Incorporated has caused its duly authorized officer to execute this Plan this 18th day of November, 1996 to evidence its adoption of this Plan.

                                                GEOWASTE INCORPORATED